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                       PEERLESS MFG. CO. AND SUBSIDIARIES
                                   FORM 1O-Q
                      FOR THE PERIOD ENDED MARCH 31, 2003

                                                                    Exhibit 99.2



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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In connection with the Form 10-Q of Peerless Mfg. Co. (the "Company") for the
quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard L. Travis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                         /s/ RICHARD L. TRAVIS
                                                         -----------------------
                                                         Richard L. Travis
                                                         Chief Financial Officer
                                                         Date: May 15, 2003
                                                               -----------------




Note: This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed, except to the extent required by the Sarbanes-Oxley Act of 2002, by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.